UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2011

CBOE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

400 South LaSalle Street

Chicago, Illinois 60605

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (16 CFR 240.13e-4(c)

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On October 11, 2011, David A. Fisher notified CBOE Holdings, Inc. (the “Company”) that he is resigning from serving as a director on the Boards of Directors of the Company, Chicago Board Options Exchange, Incorporated and C2 Options Exchange, Incorporated, effective immediately.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE HOLDINGS, INC.
(Registrant)

By:	/s/ Joanne Moffic-Silver
Joanne Moffic-Silver
Executive Vice President, General Counsel and Corporate Secretary

Dated: October 13, 2011

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